                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Specialized Health Products
International, Inc. (the "Company") on Form 10-KSB for the period ending June
30, 2006 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, Keith L. Merrell, Acting Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Keith L. Merrell
Acting Chief Financial Officer
August 9, 2006